Exhibit 10.18

CONFIDENTIAL TREATMENT REQUESTED

CONTEXTUAL SEARCH AGREEMENT

This Contextual Search Agreement (the “Agreement”), effective as of the date of the last signature of this Agreement (“the “Effective Date”), is entered into by and between Overture Services, Inc., a Delaware corporation (“Overture”) and The Gator Corporation (“Gator”), a Delaware corporation.

RECITALS

WHEREAS, Overture has developed certain technology and functionality for matching particular keyword requests with an index of certain web site URLs, for providing the results of that match via the Internet and then enabling users to link to a designated page for advertisers which comprise the results of such match;

WHEREAS, Gator provides certain permission-based marketing services and has developed certain technology and functionality in connection therewith;

WHEREAS, Overture and Gator desire to enter into a strategic arrangement whereby Overture will provide Gator with Results in connection with Internet activities of Users; and

WHEREAS, the parties will share revenue generated by Overture Results, all as provided for in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and conditions contained herein, and for good and valuable consideration, the parties agree as follows:

AGREEMENT

1. Agreement. This Agreement comprises this document, the attached Exhibits, Schedule 1 and the attached Terms and Conditions, all of which are incorporated herein in their entirety. This Agreement does not affect the Search Agreement, which remains in full force and effect. In the event of a conflict, this document and the accompanying Exhibits prevails over the Terms and Conditions. Unless defined herein, capitalized terms have the meanings set forth in Exhibit A attached hereto.

2.	Category Designation and Right of First Refusal.

2.1 Initial Category Designation. Attached hereto as Exhibit C is the list of Active Categories agreed upon by the parties as of the Effective Date. In addition, each party may define and propose to the other party new Categories that may become additional Active Categories (“Proposed Categories”) and Mapped Keywords for such Proposed Category. The parties must mutually agree on both the Proposed Category and the related Mapped Keywords before the parties may conduct a Trial Period for such Proposed Category. Attached hereto as Exhibit E is the mutually agreed list of initial Proposed Categories and Mapped Keywords (“Initial Proposed Categories”). Gator will provide to Overture, at least [***] in advance of each calendar month, a monthly roll-out schedule, drawn first from the Initial Proposed Categories, until the list of Initial Proposed Categories has been exhausted. Gator and Overture must mutually agree in writing to the Mapped Keywords for Proposed Categories and Active Categories at all times. Once agreed, Mapped Keywords for Proposed Categories and Active Categories may only be changed upon the written consent of both parties. All Initial Proposed Categories and other Proposed Categories shall be subject to a Trial Period as described in Section 6.1, below. Except for Initial Proposed Categories, either party, in its sole discretion, may determine not to conduct a Trial Period with respect to a Proposed Category (in which event, either party shall provide the other with written notice of such determination either five (5) days prior to the proposed Launch or ten (10) days after receiving notification of the Proposed Category, whichever is later). Notwithstanding the foregoing, the parties agree to work together in good faith to Launch at least [***] Proposed Categories per month into a Trial Period until the parties have agreed in writing upon [***] Active Categories.

2.2 Right of First Refusal. For each and every Category, Gator grants Overture the exclusive right to provide paid search results in connection with Generic Impressions from such Category until such time as Overture (i) determines not to proceed with a Trial Period for such Category as provided in Section 2.1 above, or (ii)

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

otherwise opts-out of such Proposed Category (or Active Category) as permitted under this Agreement. For the avoidance of doubt, Gator shall not display paid search results other than Overture Results in connection with Generic Impressions from any Category except in the event of (i) or (ii) in the preceding sentence and only to the extent expressly permitted in Sections 9.1 and 9.2 below.

2.3 Notice. Notice and/or written agreement in or by email are acceptable under this Section 2.

3.	Overture Responsibilities.

3.1 Provision of Overture Results. After receiving a Behavioral Query from Gator, Overture shall deliver, subject to reasonable routine downtime of Overture’s systems: (i) all Overture Results available, (ii) if, less than [***] Overture Results are available, Overture shall provide as many Supplemental Results as necessary to provide [***] Results (Overture Results plus Supplemental Results), and (iii) if no Overture Results are available, then Overture may respond that no results are being delivered for such query. Overture shall provide Gator a means to distinguish any and all Results provided by Overture as either Overture Results or Supplemental Results. Overture may redirect a URL in the process of transferring a User to a site identified within an Overture Result.

3.2 Overture Advertisers. An Advertiser’s paid listings may be [***] from Overture Results, provided that Overture [***] no more than [***] additional Advertisers per [***]. Overture shall have the right to [***] more than [***] additional Advertisers each [***] upon receiving Gator’s consent, which consent shall not be unreasonably withheld or delayed. Overture shall report to Gator on a monthly basis the total number of Advertisers that have been [***] from Overture Results and the name of such Advertisers, solely to the extent that such disclosure is not in breach of Overture’s confidentiality obligations to such Advertisers.

4. Overture’s Payment Obligations.

4.1 Payment. Overture shall pay Gator [***] percent ([***]        %) of Gross Revenue resulting from (a) Behavioral Queries and (b) Search Queries on the Results Pages.

4.2 Payment Mechanics.

(a) Timing; Reporting. Overture shall pay Gator the amounts set forth in Section 4.1 above, excluding any taxes Overture may be required by law to withhold or to pay (other than taxes on Overture’s income) and less any Prepayments made in accordance with Section 4.2(b) below, within [***] after the end of each month in which such amounts were incurred. In connection with any such payment, Overture shall provide reporting to Gator describing the basis for the amounts paid. Overture will retain all revenue derived from the Overture Services and Overture Results, except as specifically set forth in this Agreement. Payments shall be made in U.S. Dollars.

(b) Prepayments. Within the [***] during the Term, Overture shall make a prepayment to Gator of the amounts estimated to be incurred during such month (a “Prepayment”). Each Prepayment shall equal [***]% of [***]. Until such time as payments are made to Gator under this Agreement, Prepayments shall be based on payments made by Overture to Gator pursuant to that certain letter agreement between the parties dated April 15, 2003, as amended by that certain letter agreement between the parties dated June 11, 2003 (collectively, the “Letter Agreements”). In the event that a Prepayment exceeds the amounts actually payable during the applicable month, any excess Prepayment shall be credited against future payments due hereunder; provided that Gator shall immediately refund to Overture any excess Prepayments outstanding as of the end of the Term.

5.	Gator Responsibilities.

5.1 Behavioral Queries.

(a) Behavioral Queries. Subject to Section 6 below and subject further to reasonable routine downtime of Gator’s systems, Gator shall send to Overture a Behavioral Query generated from an Initial Impression for each User in each Active Category during each User Month. Gator shall send up to [***] Behavioral Queries per Active Category per User per User Month; provided, however, that if Gator sends [***] Behavioral Queries per

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Active Category per User in a User Month, then Gator shall not send less than ([***]) such Behavioral Queries each User Month thereafter without Overture's prior written consent.

(b) Display of Results; Adherence to Mock-Ups. In response to each Behavioral Query delivered to Overture in accordance with Section 5.1(a) above, Gator shall display the Results in a Results Page appearing within a Pop Under Window. Gator shall not serve any additional advertising or other content in response to any such Behavioral Query. Gator shall display first the Overture Results in the order identified by Overture, followed by any Supplemental Results supplied by Overture in the order identified by Overture. Except as otherwise specified by prior written agreement of the parties, all aspects of the Results Page, and the display of the Overture Results therein, including but not limited to left and right margins, text size, color, font, headings, shading/background, spacing, blank areas, content categories, placements on the page (both top and bottom and left to right) and all other aspects of “look and feel” must be displayed as depicted in the mock-ups attached hereto as Exhibit B; provided, however, that the parties may mutually agree in writing to change the Results Page, and the display of the Overture Results therein, as the parties deem appropriate. Agreement in or by email shall be acceptable under this Section 5.1(b).

5.2 Identifying Language; Informational Links. Gator shall include prominently in each Pop Under Window the following language: “THIS AD IS BROUGHT TO YOU BY GAIN ADVERTISING SOFTWARE. IT IS NOT SPONSORED OR DISPLAYED BY OR ON BEHALF OF THE WEB SITE YOU WERE VIEWING.” Alternatively, Gator may replace “This ad” with “Search Scout” in the foregoing required sentence. Gator shall display the foregoing language in a size and manner as Overture may reasonably request from time to time. Gator shall also include prominently in each Pop Under Window, an “about” link providing information regarding the Results. The content and appearance of the link and the information linked thereto shall be subject to the mutual agreement of the parties. Upon a request by one party, the language may be revised as mutually agreed upon in writing by the parties, such agreement not to be unreasonably withheld or delayed. Agreement in or by email shall be acceptable under this Section 5.2.

5.3 Other Gator Obligations.

(a) Placement of Search Boxes. Gator shall display Search Boxes on the top and on the bottom of all Results Pages displayed in Pop Under Windows. Gator shall maintain the size, the functionality and the “look and feel” of such Search Boxes as specified in the mock-up attached as Exhibit B hereto. Gator covenants that such Search Boxes shall not have any additional functionality that either (i) allows a User to search for related searches or (ii) suggests other searches.

(b) Restricted Access. On a Results Page, Gator shall not enable a User to conduct a search other than through a Search Box.

(c) Tracking Solution for Search Queries. Gator will include source-identifying “tags,” search URLs or other source feed indicators provided by Overture (the “Tags”) for (i) each unique source of Behavioral Queries (including identifiers for Category or Active Category, as applicable) and Search Queries and (ii) identifying any search service testing performed by Gator related to the Overture Results. Further, Gator will send Overture at the time of any Behavioral Query or Search Query for the purpose of identifying automated or otherwise invalid search traffic the following information: an anonymous but consistent User ID (if such user is ascribed a User ID by Gator) together with information identifying the Web site from which such query was originated and such other information as Overture may reasonably request from time to time provided that Gator’s compliance with such request is not in conflict with Gator’s contractual obligations.

(d) Minimizing ‘Bot Traffic. Gator will work with Overture in good faith to minimize such automated or otherwise invalid search traffic generated by ‘bots, metaspiders, macro programs, or any other automated means.

(e) No Other Search Queries. Unless otherwise agreed in writing by the parties (including but not limited to the Search Agreement), Gator shall not send to Overture any queries other than Behavioral Queries and Search Queries.

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

5.4 Exact Transmission. Gator shall not modify or otherwise alter the Search Query.

5.5 Other Specifications. Gator shall display Overture Results with Overture’s full title and description, as well as with the full URL of the Web page associated with each Overture Result. Gator shall not modify any aspect of the Overture Results (including the data contained therein).

5.6 Blocked Content; Additional Pop Under Windows. Gator will not sell or display advertising units (including but not limited to pop-up windows) that are intentionally programmed to be displayed as the active window on the User’s computer screen which blocks any portion of a User’s view of the Overture Results.

5.7 Foreign Language Software Bundled with Gator Software. Gator shall not transmit Behavioral Queries to Overture that are initiated by Users who became Users as a result of having downloaded Gator software bundled with (a) a foreign language (i.e. non-English) version of a software program or (b) a software program that is knowingly promoted or distributed through a foreign language Web site.

6. Category Optimization/Category Opt-Out.

6.1 Trial Period. Upon Launch, Gator shall conduct a trial of each Proposed Category by displaying Results Pages for each such Proposed Category to no more than [***] percent ([***]%) (“Trial Percentage”) of the Users for the longer of: (i) [***], or (ii) until at least [***] Users have clicked on an Overture Result for such Proposed Category (“Trial Period”). Attached hereto as Exhibit F is the list of Proposed Categories with corresponding Launch dates that are currently in a Trial Period. Overture and Gator may mutually agree in writing to increase the percentage of Users receiving Results Pages during the Trial Period above the Trial Percentage and/or extend the term of the Trial Period. During the Trial Period, either party may (1) opt out of any Proposed Category by providing the other party with two (2) business days written notice (written notice includes by email) or (2) request a change to the Mapped Keywords for such Proposed Category, which change shall not take effect without the written consent of both parties. Within 1 week after the conclusion of the Trial Period, Gator shall provide Overture with a report summarizing the performance of each Proposed Category (“Trial Report”), which report shall include for each Proposed Category, Behavioral Query volume, click-through rate information, Conversion Rate information (substantially in the form of a Category Report as defined in Section 6.3 below), and such other information as Overture may reasonably request from time to time. Overture may opt out of any Proposed Category by providing Gator with two (2) business days written notice at any time during the 1 week period following receipt of a Trial Report. Unless a party opts out of a Proposed Category pursuant to this Section 6.1, each Proposed Category shall be deemed an “Active Category.” Once a Category is an Active Category (i) neither party can opt-out of such Active Category, except as expressly permitted in this Agreement, (ii) neither party may change the Mapped Keywords for such Active Category, except with the written consent of the other party (which consent shall not be unreasonably withheld), (iii) Gator may not consolidate Active Categories or eliminate an Active Category; and (iv) Results Pages for such Active Category shall be displayed to all Users in accordance with the terms and conditions of this Agreement. Notwithstanding anything to the contrary in this Agreement, the parties agree to accept as Active Categories at least [***] percent ([***]%) of the Initial Proposed Categories that meet the requirements of Section 6.2(a) below unless the parties mutually agree to accept a lesser number of Active Categories.

6.2 Post-Trial Opt-Out Rights.

(a) Conversion Rate.

(i) For each Active Category, Gator makes the following “Conversion Commitment”: the [***] Conversion Rate (as measured by Gator) for a Results Page for Behavioral Queries generated from such Active Category (“Average RL Conversion Rate”) shall equal or exceed the [***] Conversion Rate (as measured by Gator on a consistent basis as it measures Conversion Rates under this Agreement) for a Results Page generated from a Pop Under Query (as defined under the Search Agreement) containing the same Keywords for the same time period (“Average Search Conversion Rate”). Gator shall use commercially reasonable efforts to consistently measure Conversion Rates using the latest possible User action that constitutes a completed transaction for each Advertiser in calculating conversions for all Active Categories. If at any time during the Term an Active Category fails to meet the Conversion Commitment, then Gator shall have [***] in which to cure by raising the Average RL

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Conversion Rate to equal the Average Search Conversion Rate. If Gator is unable to raise the applicable Conversion Rate after [***], then Overture shall have the right to opt-out of such Active Category.

(ii) Notwithstanding Section 6.2(a)(i) above, if for any Active Category the Average RL Conversion Rate at the time that the Proposed Category became an Active Category (including the Active Categories listed in Exhibit C) was less than the Average Search Conversion Rate (“Initial Conversion Rate”), then the Conversion Commitment shall be measured against the Initial Conversion Rate rather than the Average Search Conversion Rate. Overture may request in writing that Gator raise the Conversion Commitment for such Active Categories from the Initial Conversion Rate to the Average Search Conversion Rate; provided that Overture may make such a request once a week and for no more than [***] Active Categories per week. Following such request, Gator shall have [***] to raise the Agreed Upon Conversion Rate for such Active Categories to the Average Search Conversion Rate. If Gator is unable to raise the applicable Conversion Rate after [***], then Overture shall have the right to opt-out of such Active Category.

(b) Risk. If in the reasonable good faith judgment of either party, the Mapped Keyword for any Active Category poses legal risk, then either party shall have the right to propose one or more alternative Mapped Keywords for such Active Category. In the event the parties cannot agree on the Mapped Keyword for such Active Category then either party shall have the right to opt out of such Active Category. If in the reasonable good faith judgment of either party, its participation in an Active Category poses legal risk or risk of [***] because of the subject matter of the products or services represented by the Active Category, then either party shall have the right to opt out of such Active Category. In the event either party opts out of an Active Category pursuant to this Section 6.2(b) (“Opted-Out Active Category”) then the parties shall use commercially reasonable efforts to replace such Active Category with one or more Proposed Categories with estimated Gross Revenue comparable to the Gross Revenue paid to Gator for the Opted-Out Active Category for the calendar month prior to the opt out.

6.3 Reporting. For each Active Category, Gator shall provide Overture with a report (“Category Report”), a form of which is set forth in Exhibit D-1, containing (i) the Average RL Conversion Rate for the most recent four-week period; (ii) the Average Search Conversion Rate for the most recent four-week period; and (iii) the Initial Conversion Rate, if applicable, for the most recent four-week period; provided, however, that Gator shall not be required to provide a Category Report for any Active Category that has been designated as an Active Category for less than four weeks. Gator shall provide each Category Report to Overture at least once every four weeks. If Overture disagrees with (X) Gator’s calculation of Average RL Conversion Rate, Average Search Conversion Rate or any other Conversion Rate or (Y) Gator’s determination (“Gator’s Determination”) of the User action that constitutes a conversion for each Advertiser in its calculation of Conversion Rates, then the parties agree to work together to resolve any discrepancies. In the event the parties cannot agree on the correct Conversion Rates or Gator’s Determination then the parties shall appoint an independent auditor to verify the Conversion Rates set forth in the Category Reports. If the parties cannot agree on an independent auditor within ten (10) days then Deloitte & Touche shall be appointed the independent auditor. Gator shall also provide to Overture, upon Overture’s request, reports sufficient to verify Gator’s compliance with its obligations under Section 5.1(a) of this Agreement. In addition, Gator shall provide a monthly report containing [***]. Moreover, Gator shall provide Overture during the Term with access to Custom Reporting, as defined in, and in accordance with, the provisions set forth in Exhibit D-2. All reports provided by Gator hereunder, including Custom Reporting, [***].

6.4 Active Category Opt-Out Instruction. If Overture chooses to opt out of an Active Category pursuant to Section 6.2, then Overture may instruct Gator in writing (each, a “Category Opt-Out Instruction”) not to send to Overture Behavioral Queries generated from such Active Category. Each Category Opt-Out Instruction shall specify a date upon which Gator shall stop sending to Overture Behavioral Queries generated from such Active Category (the “Category Opt-Out Date”). On the Category Opt-Out Date, Gator shall immediately (but in no event longer that [***] for [***] percent ([***]%) of such Behavioral Queries and [***] for [***] percent ([***]%) of such Behavioral Queries) cease sending to Overture Behavioral Queries generated from such Active Category and shall cease displaying Results Pages in response to all such Behavioral Queries. Overture shall have no obligation to provide Results for any Active Category specified in the Category Opt-Out Instruction as of the Category Opt-Out Date.

6.5 Notice. Notice and/or written agreement in or by email are acceptable under this Section 6.

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

7. Performance-Based Rights.

7.1 Decline in PPC.

(a) Due to [***].

(i) In the event that the Gator PPC for all Active Categories in any given calendar month declines below [***] percent ([***]%) of the average Gator PPC for the same Active Categories over the prior [***] period (the “Pre-Decline PPC”) and is caused by [***] as permitted under Section [***] of the Terms and Conditions, then [***] shall provide [***] with written notice of such decline in the Gator PPC (“Gator PPC Decline Notice”). If such decline continues through the next [***], [***] shall have the right at the end of such [***] to terminate this Agreement upon [***] prior written notice.

(ii) Minimum Payment. Notwithstanding the foregoing paragraph, [***] shall have the right to prevent termination pursuant to Section 7.1(a)(i) above, or Section 7.1(b), below, following the receipt of the Gator PPC Decline Notice, or to prevent the exercise by [***] of its rights under Section 7.1(a)(iii) below, by calculating and [***] on the basis of an average price per click equal to the Pre-Decline PPC (“Minimum Payment”) and giving notice to [***] (within five (5) days following receipt of the Gator PPC Decline Notice) that it intends to exercise such right to prevent [***] termination. [***] may elect to stop making Minimum Payments by providing [***] with ninety (90) days prior written notice. Gator shall have the right to terminate the Agreement as of the effective date of discontinuation of [***] upon [***] prior written notice. If the Gator PPC during any calendar month during which [***] makes Minimum Payments rises above the Pre-Decline PPC, (i) Overture shall pay Gator’s appropriate revenue share under Section 4.1 (Payment); (ii) any termination right exercised by [***] shall be ineffective; and (iii) [***] shall no longer be obligated to make Minimum Payments in subsequent months unless this Section 7.1 is triggered again by a subsequent decline in Gator PPC.

(iii) [***] Rights. In the event that [***] declines to exercise either of its termination rights as provided in this Section 7.1(a)(i) or 7.1(a)(ii) and [***] has not otherwise elected to make Minimum Payments, then: (A) Gator shall no longer be required to provide Behavioral Queries generated from Initial Impressions as set forth in Section 5.1(a) above (provided that Gator shall continue to send no more than [***] Behavioral Queries per Active Category per User per User Month); (B) Gator may display [***] provided by alternative [***], including, but not limited to, [***] referred to in the Search Agreement as [***] in response to Generic Impressions; provided that Gator may not display [***] on a Results Page or in more than [***] percent ([***]%) of all advertising units containing paid search results displayed as a result of Generic Impressions; (C) Sections 9.1 and 9.2 shall continue to apply except that Gator may display paid search results provided by its own direct advertisers above Overture Results on a Results Page; (D) Sections 7.2 and 9.3 shall no longer apply; and (E) Overture shall continue to be obligated to provide all Overture Results available under Section 3.1.

(iv) Overture Rights. Overture shall have a right to terminate this Agreement upon fifteen (15) days prior written notice in the event that Gator displays [***] paid search results (which is permitted solely under Section 7.1(a)(iii) above) in more than [***] percent ([***]        %) of all advertising units containing paid search results displayed as a result of Generic Impressions. Starting [***] after the date of the Gator PPC Decline Notice, Overture shall also have a right to terminate this Agreement upon [***] prior written notice if, in any calendar month, Gator delivers less than [***] percent ([***]        %) of the Bidded Clicks Gator delivered in the highest volume calendar month during the [***] period following the Gator PPC Decline Notice.

(b) Due to Any Decline. Notwithstanding anything to the contrary in this Section 7.1 or elsewhere in this Agreement, if the Gator PPC for all Active Categories in any given calendar month declines, for any reason, below [***] percent ([***]%) of the Pre-Decline PPC, then Gator shall provide Overture with a Gator PPC Decline Notice. If such decline continues through the next [***], [***] shall have the right at the end of such [***] to terminate this Agreement upon [***] prior written notice.

(c) Obligations. Gator agrees that it shall not take any actions out of the ordinary course of business to decrease the Gator PPC. In the event of any decline in Gator PPC, Overture and Gator shall [***].

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

7.2 Decline in Behavioral Query Volume. If, in any calendar month, Gator delivers less than [***] percent ([***]%) of the Behavioral Queries for Active Categories (a “Volume Decline”) that Gator sent to Overture in the highest volume calendar month during the previous [***] period (“the Measurement Month”), Overture shall provide written notice to Gator of such Volume Decline. Upon receipt of notice of a Volume Decline, Gator shall either (i) cure within thirty (30) days by raising the number of Behavioral Queries for Active Categories to at least [***] percent ([***]%) of the number of Behavioral Queries for Active Categories during the Measurement Month, or (ii) provide documentation substantiating that the Volume Decline was the result of (a) a decline in the aggregate number of Web pages being viewed by Users, (b) seasonality, (c) mutually agreed Active Category changes, or (d) Active Category changes resulting from Overture’s [***] pursuant to Section 8.1 below . If Gator is unable to cure a Volume Decline not due to one of the reasons listed in 7.2(ii) above within thirty (30) days, Overture shall have the right to terminate this Agreement on [***] prior written notice. Notwithstanding the foregoing, if in any month Gator delivers less than [***] percent ([***]%) of the average number of Behavioral Queries for Active Categories that Gator sent to Overture over the prior [***] period (excluding declines caused by mutually agreed Active Category changes, or Active Category changes resulting from Overture’s [***] pursuant to Section 8.1 below), then Overture shall have the right to terminate this Agreement on [***] prior written notice if Gator is unable to cure such volume decline within thirty (30) days. At Overture’s sole cost and expense, Overture may appoint an independent auditor solely to verify the documentation provided by Gator under Section 7.2(ii) above.

7.3 Search Agreement. Overture shall have the right to terminate this Agreement immediately in the event Overture has a right to terminate the Search Agreement pursuant to Section 5.3 therein.

8. Overture’s [***] and Gator’s [***] Right.

8.1 [***]. Overture may instruct Gator in writing (each, a “[***]”) to cease sending to Overture Behavioral Queries from Users’ browsing activities related to Internet domains owned or operated by [***] (each an “[***]”). Each [***] shall specify a date (which date shall be no sooner than five (5) business days in the event that such [***] is used in [***] or less Proposed Categories and Active Categories, or [***] in the event that such [***] is used in more than [***] Proposed Categories and Active Categories, or such later date that the parties may mutually agree in writing), from Gator’s receipt of the [***] upon which Gator shall stop using the [***] for sending Behavioral Queries to Overture (the “[***]”). On the [***], Gator shall immediately (but in no event longer that [***] for [***] percent ([***]%) of such Behavioral Queries and [***] for [***] percent ([***]%) of such Behavioral Queries) cease sending to Overture Behavioral Queries generated from the [***] and shall [***] Results Pages in response to all such Behavioral Queries. Overture shall have no obligation to provide Results for any Behavioral Queries related to an [***] specified in the [***] as of the [***]. Commencing upon Gator’s compliance with such [***] Overture, in accordance with Section 8.3 (Payment), shall pay Gator, for each day through the end of the Term, an amount equal to the difference, if any, between (i) Gator’s share of the [***] generated from Behavioral Queries as a result of Users viewing such [***] during the [***] preceding [***] (or, if less than [***] has passed since the execution of this Agreement, an amount equal to [***] for all days during which this Agreement has been in effect prior to such [***]) (the “[***]”) and (ii) the [***] of [***] sent to Overture during such measurement period multiplied by [***]. If Gator does anything out of the ordinary course of business to increase the [***] or decrease its average [***] during such [***] period, or if Overture does anything out of the ordinary course of business to decrease the [***] during such [***] period, then the parties shall work together to determine a fair [***] or average revenue per Generic Impression, as applicable. Prior to the [***], Overture shall pay Gator for the Behavioral Queries being opted out of pursuant to Section 4.1 of this Agreement.

8.2 Opt Out for Change of Control. Notwithstanding Section 8.1, Overture shall be entitled to issue, and shall have no payment obligation with respect to, a [***] given in connection with a Change of Control for Internet domains owned or controlled by an Acquiring Party and its Affiliates; provided that the [***] in such event shall be no sooner than: (i) the date of the consummation of the Change of Control, and (ii) thirty (30) days from Gator’s receipt of such [***]. The term “Change of Control” means any transaction (including, without limitation, a merger, consolidation, sale of stock or sale of assets, but excluding any assignment as security for indebtedness) after which any person (or group of persons acting in concert) other than the previously existing shareholders of such party would own in excess of 50% of the voting stock of Overture (or the person into which such party would have been merged or consolidated) and would have the right to elect a majority of the members of the board of directors or would acquire all or substantially all of the consolidated assets of such entity. The surviving or controlling entity or group of entities and its Affiliates after a Change of Control shall be referred to herein as the “Acquiring Party.”

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

8.3 Payment. Payments made by Overture pursuant to Section [***] above shall be reported and paid concurrently with payments made under Section [***] above.

8.4 Additional Termination Rights. In the event that a court of competent jurisdiction enters a final, binding judgment that prevents either party from carrying out its respective obligations under this Agreement, this Agreement shall terminate. Either party may terminate this Agreement if (i) at [***] are [***] asserting [***] in a [***] and [***] determines in [***] that [***] materially impair its business; or (ii) a court of competent jurisdiction enters a final judgment against [***] that [***] determines in [***] materially impair the value of this Agreement. Each party shall provide the other party with prompt written notice [***] under this Section 7. Neither the provision of notice under the preceding sentence, nor the failure to provide such notice, shall prejudice a Party’s right to seek indemnification under Section 6 of the Terms and Conditions (Indemnification).

9. Exclusivity.

9.1 Restricted Search Results. Except as expressly permitted under Section 9.2 (Permitted Display), Gator shall not display, or link to, any Restricted Search Results. Gator acknowledges and agrees that any violation, or any threatened violation, of this Section 9.1 will cause Overture to suffer irreparable harm for which there is no adequate remedy at law, entitling Overture to injunctive relief, in addition to all other available legal remedies, to restrain any such violation, threatened or actual, without proof of irreparable injury and without the necessity of posting bond even if otherwise normally required. Overture acknowledges and agrees that any violation, or any threatened violation, of Section 9.3 (Specific [***]), will cause Gator to suffer irreparable harm for which there is no adequate remedy at law, entitling Gator to injunctive relief, in addition to all other available legal remedies, to restrain any such violation, threatened or actual, without proof of irreparable injury and without the necessity of posting bond even if otherwise normally required.

9.2 Permitted Display. Gator shall have the right to display [***] from [***] below the first [***] Overture Results on the Results Page; provided, however, if Overture provides less than [***] Overture Results in response to any Behavioral Query, then Gator may display [***] from [***] below the last Overture Result provided in response to such query. No paid search results from any provider other than Overture may appear above or to the left or right of the first [***] Results displayed on a Results Page.

9.3 Specific [***]. During the Term (but not during any extension or renewal thereof unless expressly agreed by the parties in writing), Overture will not enter into an agreement (written or otherwise) pertaining to the display of paid search results provided by Overture with [***]. Gator understands that Overture has, and in the future may have, agreements that allow third parties (i.e., some Overture Network Partners) to syndicate [***] and any such syndication shall not violate this Agreement and this clause shall in no manner be deemed an inducement for Overture to breach or cease performance of any agreement or otherwise interfere with any business relationship. Gator shall not enter into an agreement with [***] in connection with [***] (including [***] results), the [***], or Gator providing analytics of the same nature as contemplated under Section 6.3 above.

10. Search Applications. Gator shall not bundle, distribute or market any software application that performs general Internet Web search functionality except for a software application developed, provided or otherwise approved in writing by Overture; provided, however, that this Section 10 shall not in any way prohibit Gator from distributing: (i) any of its software applications through third party software application providers who may also distribute applications containing general Internet search functionality, or (ii) any software application developed by Gator which contains general Internet search functionality. Gator acknowledges and agrees that a software application under the preceding sentence would fall within the scope of the Search Agreement and search queries conducted from such application would be treated as Searchscout Queries thereunder; provided, however, that such queries may originate from a domain other than www.searchscout.com so long as such domain is wholly-owned or controlled by Gator.

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

“Gator”		“OVERTURE”

The Gator Corporation, a Delaware corporation		Overture Services, Inc., a Delaware corporation

By:	/s/ Jeff McFadden	By:	/s/ William Demas

Name:	Jeff McFadden	Name:	William Demas
Title:	CEO	Title:	SVP, PBSG
Date:	9-12-03	Date:	9-16-03

Exhibits:

Exhibit A - Exhibit B - Exhibit C - Exhibit D-1 - Exhibit D-2 - Exhibit E - Exhibit F - Exhibit G -	Definitions Pop Under Mock-Up Active Categories Form of Category Report Custom Reporting Initial Proposed Categories Proposed Categories in a Trial Period Overture Marks

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

TERMS AND CONDITIONS OF AGREEMENT

1. DEFINITIONS. All capitalized terms not otherwise defined in these Terms and Conditions are defined in Exhibit A of the Agreement.

2. GRANT OF LICENSE.

2.1 License. Subject to the terms and conditions of this Agreement, Overture grants to Gator a limited, non-exclusive, non-assignable, non-transferable, non-sub-licensable (unless explicitly provided for under this Agreement) license during the Term to use and display the Licensed Materials as provided by Overture to Gator and as specifically authorized or described in this Agreement.

2.2 Conditions of License. The Licensed Materials must be reproduced and displayed in the size, place, and manner indicated in this Agreement, and only in compliance with Overture’s Usage Guidelines, attached hereto as Schedule 1, as modified from time to time by Overture in its sole discretion.

2.3 Ownership of Licensed Materials. Gator acknowledges that all right, title and interest in and to the Licensed Materials is exclusively owned by Overture and/or its licensors, and that no right, title or interest other than the limited license granted herein is provided to Gator. Gator shall not assert copyright, trademark or other intellectual property ownership or other proprietary rights in the Licensed Materials, the Overture Services or in any element, derivation, adaptation, variation or name thereof. Gator shall not contest the validity of, or, as between Overture and Gator, Overture’s ownership of, any of the Licensed Materials or the Overture Services. During the Term, Gator shall not, in any jurisdiction, adopt, use, or register, or apply for registration of, whether as a corporate name, trademark, service mark or other indication of origin, or as a domain name, any Overture Marks, or any word, symbol or device, or any combination confusingly similar to any of the Overture Marks.

2.4 Ownership of Goodwill. Gator agrees that its use and display of the Licensed Materials inures to the benefit of Overture. All goodwill or reputation in the Licensed Materials automatically vests in Overture when the Licensed Materials are used by Gator pursuant to this Agreement.

2.5 Ownership of Overture Services. Gator acknowledges and agrees that, as between the parties, Overture owns all right, title and interest in and to the Overture Services and the Overture Results, whether or not such items are included in the Licensed Materials.

2.6 Caching Licensed Material. Gator shall not cache any Overture Results or any other Licensed Materials.

2.7 License to Use Gator Reports and Custom Reporting. Subject to the restrictions set forth in Section 2.9 below, Gator grants Overture a perpetual, limited, non-transferable, exclusive, worldwide license to: (i) use, copy, modify, adapt, and prepare derivative works of Custom Reporting (as defined in Exhibit D-2) for internal purposes, (ii) provide Gator Reports to Overture Network Partners and Advertisers subject to a confidentiality and/or non-disclosure agreement restricting disclosure of confidential information to any third party and provided that Overture shall take necessary and proper measures to ensure that the Gator Reports are considered confidential information under such confidentiality and/or non-disclosure agreement, (iii) publish the data from Gator Reports or Custom Reporting with Gator’s written consent, and (iv) use the Custom Reporting to promote Overture’s search and/or contextual advertising marketplaces provided that, for the avoidance of doubt, Overture shall not sell, license or syndicate the Custom Reporting. At Overture’s sole cost and expense, Overture may appoint an independent auditor solely to verify the Custom Reporting. For the avoidance of doubt, the perpetual license to the Custom Reporting set forth in this Section 2.7 above does not extend the limited license to the Software set forth in Section 2.8 below; provided, that term of the license to the Software may be extended pursuant to Section 2 of Exhibit D-2.

2.8 License to Use Custom Gator Software. If Gator provides software (“Software”) to Overture in order for Overture to access the Custom Reporting, then Gator hereby grants Overture a limited, non-transferable, non-exclusive, worldwide license, for the Term of this Agreement to use the Software by and for up to [***] concurrent users and solely for internal purposes only and solely for the purpose of accessing the Custom Reporting.

2.9 License Restrictions. Overture shall not sell, license or syndicate the Custom Reporting or Software. Moreover, Overture shall not distribute or otherwise provide the Custom Reporting or Software to third parties except as expressly provided in Section 2.7 above. Gator reserves all right, title and interest in and to the Custom Reporting and Software. Overture shall not remove or obscure any copyright notice on the Custom Reporting or Software. If the Custom Reporting or Software or any portion thereof are modified, merged, incorporated or combined into any software, hardware, or other data, they shall continue to be subject to the provisions of this Agreement, and Gator retains ownership of all such Custom Reporting

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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and Software and all such portions. The Custom Reporting and Software are being made available to Overture for the Term of this Agreement and in no manner, and under no circumstances, shall Gator be deemed obligated to provide or make available the Custom Reporting or Software after the Term of this Agreement.

3. ADDITIONAL GATOR RESPONSIBILITIES.

3.1 The Gator Services: Gator agrees that it is solely responsible for the development, maintenance and operation of the Gator Services and for all materials and content that appear in connection with the Gator Services. Gator shall not offer its Users incentives of any kind to use any of the Overture Services. Upon a User clicking on an Overture Result, the URL will send the User directly to Overture and Overture shall use commercially reasonable efforts to send the User to the Advertiser’s Web page.

3.2 Wrongful Acts: Overture Results may only be provided to Users as set forth in the Agreement. Without limiting the generality of the foregoing, Gator shall not provide Overture Results to any Users, nor direct Users to any Web page containing Overture Results, by means of any computer or browser functionality or by means of any Web page not specified in this Agreement. Gator shall not allow any of the following to occur: (a) misleading links in which a User is persuaded to perform a search or visit a Web page in order to obtain some other benefit, (b) hyper-linked words, unless specifically approved by Overture, (c) searches or Behavioral Queries from or after 404 or other error messages unless otherwise agreed in writing between the parties, (d) searches or Behavioral Queries required of the User in order for the User to do another function, such as leaving a Web page or closing a pop-up window, (e) searches or Behavioral Queries performed upon a User hitting the back button or any other element of the browser, (f) searches or Behavioral Queries from Users who were on adults sites, unless such Users actively typed in the URL or are properly using Gator Services while on such sites, all as approved by Overture, (g) searches or Behavioral Queries originating from Web sites containing a top level domain other than “.com,” “.net,” “.org,” “.gov,” “.tv” or “.biz”, and (h) the syndication or delivery of Search Box or Overture Results to any site or application or third party not approved in advance in writing by Overture, which approval Overture may withhold for any reason, with or without good cause. If Gator violates any provision of this Section and such violation remains uncured for more than two (2) business days after receipt of notice of such violation, then Overture may terminate this Agreement immediately upon notice to Gator.

3.3 Comments Disparaging Overture Results. Under no circumstances shall Gator disparage Overture or the Overture Results on any Results Pages nor shall Gator incorporate into any such pages any words (or symbols) that specifically indicate that the Overture Results are inferior in any way to other content or search results or that any other content or search results are better in any way than the Overture Results.

4. REPRESENTATIONS AND WARRANTIES.

4.1 Overture Warranties. Overture represents and warrants that it has full power and authority to enter into this Agreement. Overture does not warrant that the Licensed Materials or Overture Services will meet all of Gator’s requirements or that performance of the Licensed Materials or Overture Services will be uninterrupted or error-free.

4.2 Gator Warranties. Gator represents and warrants that: (i) it has full power and authority to enter into this Agreement, (ii) as of the Effective Date, it has the ability to fulfill its obligations under this Agreement, including but not limited to under Section 6.4 (Category Opt-Out Instruction) and Section 8.1 ([***]), (iii) the privacy statement and/or end user license agreement (a “EULA”) for its applications distributed to its Users clearly inform the Users that they may be served Pop Under Windows based on viewing certain Web pages, (iv) the GAIN AdServer software (or any other software through which Pop Under Windows delivered hereunder are enabled) is programmed to uninstall when Users uninstall all GAIN Ad-Supported software from their computers using the “Add/Remove” programs feature of the Microsoft operating system and as instructed in Gator’s EULA, (v) installation of the GAIN AdServer software (or any other software through which Pop Under Windows delivered hereunder are enabled) requires the affirmative assent of a User to Gator’s end user license agreement, (vi) its Users have access to and the opportunity to review the EULA and privacy statement for Gator’s applications before such applications are installed onto the Users’ computers, and at all times thereafter while Gator’s applications are installed onto the Users’ computers, (vii) Gator does, and will at all times, abide by the EULA and privacy statement, (viii) all Pop Under Windows are, and will at all times, be clearly and conspicuously branded and identified as provided by the GAIN AdServer software, and (ix) the Custom Reporting and Software does not, and will not, contain any viruses, worms, time bombs, time locks, drop dead devices, traps, access codes, trap door devices, or any other similar harmful, malicious or hidden software code, procedures, routines or mechanisms that would cause the Software to cease functioning or to damage or corrupt data, storage media, programs, equipment or communications, or otherwise interfere with Overture’s operations.

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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4.3 No Warranties. Except as provided in Section 4.2 or elsewhere in this Agreement, Gator makes the Custom Reporting and Software available on an “AS IS” and “WITH ALL FAULTS” basis. The Custom Reporting and Software are WITHOUT WARRANTY OF ANY KIND, EXPRESS OR IMPLIED. GATOR DOES NOT WARRANT THAT THE CUSTOM REPORTING OR SOFTWARE WILL BE ERROR FREE AND GATOR EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, OR RELIABILITY OF THE CUSTOM REPORTING OR SOFTWARE. PROVISION AND/OR USE OF THE CUSTOM REPORTING OR DATA ARE AT OVERTURE’S, OVERTURE’S NETWORK PARTNERS’, AND OVERTURE’S ADVERTISERS’ SOLE RISK.

4.4 Disclaimer. EXCEPT AS EXPRESSLY PROVIDED HEREIN, NEITHER PARTY SHALL BE RESPONSIBLE FOR ANY CONTENT PROVIDED BY THIRD PARTIES (INCLUDING ADVERTISERS), OR FOR ANY THIRD PARTY SITES THAT CAN BE LINKED TO OR FROM SUCH PARTY’S WEB SITE. NEITHER PARTY NOR SUCH PARTY’S LICENSORS MAKE ANY OTHER WARRANTY OF ANY KIND, WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR USE, AND NONINFRINGEMENT.

5. CONFIDENTIALITY.

5.1 Definition. “Confidential Information” means any information disclosed by either party to the other party during the Term (and any renewal terms), either directly or indirectly, in writing, orally or by inspection of tangible objects, which is designated as “Confidential,” “Proprietary” or some similar designation. All of the terms of this Agreement shall be deemed “Confidential.” Information communicated orally will be considered Confidential Information if such information is designated as being Confidential Information at the time of disclosure and confirmed in writing as being Confidential Information within 20 days after the initial disclosure. Confidential Information will not, however, include any information which (i) was publicly known and made generally available in the public domain prior to the time of disclosure by the disclosing party; (ii) becomes publicly known and made generally available after disclosure by the disclosing party to the receiving party through no action or inaction of the receiving party; (iii) is already in the possession of the receiving party at the time of disclosure by the disclosing party from a source other than the disclosing party; (iv) is obtained by the receiving party from a third party without a breach of such third party’s obligations of confidentiality; or (v) is independently developed by the receiving party without use of or reference to the disclosing party’s Confidential Information.

5.2 Restrictions. Except as expressly permitted in this Agreement, the receiving party agrees (i) not to disclose any Confidential Information of the disclosing party to any third parties, (ii) not to use any such Confidential Information for any purposes except to carry out its rights and responsibilities under this Agreement and (iii) to keep such Confidential Information confidential using the same degree of care the receiving party uses to protect its own Confidential Information, as long as it uses at least reasonable care. If either party receives a subpoena or other validly issued judicial process requesting, or is required by a government agency (such as the SEC), through its rules and regulations or otherwise, to disclose, Confidential Information of the other party, then the receiving party (a) shall promptly notify the disclosing party of such requirement using all reasonable efforts to provide such notification no less than ten (10) days prior to the date of any required disclosure; and (b) shall reasonably cooperate to seek confidential treatment or to obtain an appropriate protective order to preserve the confidentiality of the Confidential Information. Each party will use best efforts to give the other party 10 days prior notice of its intent to file this Agreement with the SEC and will use best efforts to consult with the other party for the purpose of incorporating reasonably proposed redactions (i.e., such proposed redactions that comply with laws, rules and regulations interpreting securities laws). All obligations under this Section 5.2 shall survive for 3 years after termination of the Agreement.

6. INDEMNIFICATION.

6.1 Overture Indemnification. Overture, at its own expense, shall indemnify, defend, and hold harmless Gator and its directors, officers, trustees, shareholders, employees, independent contractors, subsidiaries, agents, successors and assigns from and against any and all losses, costs, liabilities, judgments, damages and expenses, including without limitation reasonable attorneys’ fees and expenses, arising out of or relating to any third party claim, action, investigation, proceeding or suit, whether threatened or asserted (collectively, a “Claim”) that alleges facts that (i) would constitute a breach of any warranty, representation, or covenant made by Overture under this Agreement or are related to Overture’s breach of a material obligation under this Agreement, (ii) Overture’s technology infringes or violates any patents, copyrights, trade secrets, licenses, or other property, contract, personal or proprietary rights of any third party; or (iii) Overture Results provided hereunder violate any state or federal statute or infringe the rights of any third party, if such Claim

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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could have been asserted against Overture had the Overture Result appeared on Overture’s own site. Overture shall have no obligation to indemnify Gator in the event that any Claim under subsection (iii) is based on the fact of the appearance of an Overture Result in a Pop Under Window and nothing contained in this Section 6.1 shall be deemed to relieve or diminish Gator’s obligation to indemnify Overture under Section 6.2 of these Terms and Conditions.

6.2 Gator Indemnification. Gator, at its own expense, shall indemnify, defend, and hold harmless Overture (including without limitation payments that Overture makes to its Advertisers when it is not legally obligated to do so), its Affiliates and Advertisers, and each of their respective directors, officers, trustees, shareholders, employees, independent contractors, subsidiaries, agents, successors and assigns from and against any and all losses, costs, liabilities, judgments, damages and expenses, including without limitation reasonable attorneys’ fees and expenses arising out of or relating to any Claim (i) that alleges facts that would constitute a breach of any warranty, representation or covenant made by Gator under this Agreement or are related to Gator’s breach of a material obligation under this Agreement; or (ii) arising from or related to any aspect of the Gator Services, including without limitation any Claims that the Gator Services or the Software (a) infringe or violate any patents, copyrights, trade secrets, licenses, or other property, contract, personal or proprietary rights of any third party; (b) violate any person’s right to privacy, (c) cause likelihood of confusion in the market, (d) violate any state or federal statute, (e) violate any published policies of a third party, (f) constitute conversion or trespass to chattels, (g) cause personal injury or property damage, (h) constitute fraud, negligent or intentional misrepresentation or (i) tortiously disparage or tortiously harm another person’s business activities or reputation.

6.3 Indemnification Procedures. A party (an “Indemnified Party”) seeking indemnification for any Claim under Section 6.1 or Section 6.2 of these Terms and Conditions, as applicable (an “Indemnified Claim”), shall promptly notify the other party (the “Indemnifying Party”) in writing of such Indemnified Claim (provided, however, that failure to do so shall not relieve the Indemnifying Party of its indemnification obligations hereunder except to the extent of any material prejudice to the Indemnifying Party as a direct result of such failure) and shall promptly tender the control of the defense and settlement of any such claim to the Indemnifying Party (at the Indemnifying Party’s expense and with Indemnifying Party’s choice of counsel). The Indemnified Party shall provide reasonable cooperation with the Indemnifying Party (at the Indemnifying Party’s request and expense) in defending or settling such Indemnified Claim, including but not limited to providing any information or materials necessary for the Indemnifying Party to perform the foregoing. The Indemnifying Party will not enter into any settlement or compromise of any Indemnified Claim that may adversely affect the Indemnified Party without the Indemnified Party’s prior written consent, which shall not be unreasonably withheld.

7. LIMITATION OF LIABILITY.

7.1 NO CONSEQUENTIAL DAMAGES. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), EQUITY, OR OTHERWISE, FOR ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF PROFITS OR COSTS OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES) ARISING OUT OF OR RELATING TO THIS AGREEMENT, EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

7.2 LIMIT ON DIRECT DAMAGES. IN NO EVENT SHALL GATOR’S TOTAL AGGREGATE LIABILITY TO OVERTURE UNDER THIS AGREEMENT EXCEED THE GREATER OF (I) ALL AMOUNTS PAID OR PAYABLE TO GATOR UNDER THIS AGREEMENT IN THE PREVIOUS [***] OR (II) [***] DOLLARS ($[***]). IN NO EVENT SHALL OVERTURE’S TOTAL AGGREGATE LIABILITY TO GATOR UNDER THIS AGREEMENT EXCEED THE GREATER OF (I) ALL AMOUNTS EARNED BY OVERTURE, BUT NOT PAID TO GATOR UNDER SECTION 4.1 (PAYMENT), BY PROVIDING OVERTURE RESULTS UNDER THIS AGREEMENT IN THE PREVIOUS [***], (II) [***] DOLLARS ($[***]), OR (III) IN THE EVENT OF AN UNCURED BREACH OF SECTION 7.1 (DECLINE IN PPC) OR SECTION 8.1 ([***]), ALL AMOUNTS PAYABLE TO GATOR UNDER SUCH SECTIONS.

7.3 EXCEPTIONS TO LIMITATIONS OF LIABILITY. THE LIMITATIONS OF LIABILITY IN SECTION 7.1 AND 7.2 OF THESE TERMS AND CONDITIONS SHALL NOT APPLY TO (I) GATOR’S BREACH OF SECTION 6.4 (ACTIVE CATEGORY OPT-OUT INSTRUCTION) OR SECTION 8.1 ([***]), (II) A PARTY’S INDEMNIFICATION OBLIGATIONS UNDER THIS AGREEMENT, (III) A BREACH BY A PARTY OF ITS CONFIDENTIALITY OBLIGATIONS UNDER THIS AGREEMENT OR ITS OBLIGATIONS UNDER SECTION 9.2 OF THESE TERMS AND CONDITIONS (PRESS RELEASE) AND (IV) A PARTY’S BREACH OF

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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SECTION 9 (EXCLUSIVITY). THE LIMITATIONS OF LIABILITY IN SECTION 7.2 OF THESE TERMS AND CONDITIONS SHALL NOT APPLY TO A PARTY’S WILLFUL MISCONDUCT OR KNOWING, WILLFUL AND INTENTIONAL BREACH OF ITS OBLIGATIONS UNDER THIS AGREEMENT (WHICH BREACH REMAINS UNCURED AFTER NOTICE THEREOF FOR THIRTY DAYS OR SUCH SHORTER CURE PERIOD AS MAY BE PROVIDED UNDER THIS AGREEMENT). FOR THE AVOIDANCE OF DOUBT AND NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT (INCLUDING BUT NOT LIMITED TO THIS SECTION 7), IN THE EVENT OF OVERTURE’S KNOWING, WILLFUL AND INTENTIONAL UNCURED BREACH OF SECTION 3.1 (PROVISION OF OVERTURE RESULTS) OR GATOR’S KNOWING, WILLFUL AND INTENTIONAL UNCURED BREACH OF SECTION 5.1 (BEHAVIORAL QUERIES), THE BREACHING PARTY SHALL BE LIABLE FOR DAMAGES (IN AN AMOUNT TO BE PROVEN, SUBJECT TO ANY DEFENSES OR COUNTERCLAIMS THAT THE BREACHING PARTY MAY ASSERT, EACH OF WHICH IS EXPRESSLY RESERVED), MEASURED BY THE MONIES THE NON-BREACHING PARTY WOULD HAVE EARNED UNDER THIS AGREEMENT FOR THE REMAINDER OF THE TERM BUT FOR SUCH UNCURED BREACH SUBJECT TO THE NON-BREACHING PARTY’S DUTY TO MITIGATE ITS DAMAGE FROM THE BREACH.

8. TERM.

8.1 Term. This Agreement is effective as of the Effective Date and shall continue in force for the Term.

8.2 Termination For Breach or Insolvency. Except for shorter cure periods as explicitly provided for in this Agreement, if either party breaches any covenant, representation and/or warranty of this Agreement and such breaching party does not cure such breach within thirty (30) days of written notice by the non-breaching party of such breach, then the non-breaching party may terminate the Agreement upon written notice to the breaching party after failure to cure within those thirty (30) days. Notwithstanding the foregoing, (i) any display by Gator of a Results Page or Overture Results in any type of advertising vehicle other than a pop under window (i.e., an inactive window displayed beneath the active window that is displayed to, or viewed by, a User) shall be deemed a material breach giving rise to a termination right hereunder if not cured by Gator within one business day of receipt of written notice thereof and (ii) any breach by Gator of Section 5.1 of this Agreement (Behavioral Queries), shall be deemed a material breach giving rise to a termination right hereunder if not cured by Gator within one week of receipt of written notice thereof. In addition, either party may suspend performance and/or terminate this Agreement if the other party makes any assignment for the benefit of creditors or has any petition under bankruptcy law filed against it, which petition is not dismissed within sixty (60) days of such filing, or has a trustee or receiver appointed for its business or assets or any party thereof.

8.3 Effect of Termination or Expiration. Upon the termination or expiration of this Agreement for any reason (i) all license rights granted herein shall terminate immediately, and (ii) Gator shall immediately cease use of the Licensed Materials. Sections 2.3, 2.4, 2.5, 2.7, 5, 6, 7 and 8 of these Terms and Conditions shall survive expiration or earlier termination of this Agreement. If this Agreement terminates for any reason, in whole or in part, prior to the date that Gator has fully earned any prepayments, then Gator shall immediately refund to Overture (without limiting any other rights or remedies the parties might have) the entire amount of the prepayments made by Overture which have not been fully earned by Gator.

9. MISCELLANEOUS.

9.1 Notice. Any notice required for or permitted by this Agreement shall be in writing and shall be deemed delivered if delivered as indicated: (i) by personal delivery when delivered personally, (ii) by overnight courier upon written verification of receipt, (iii) by certified or registered mail, return receipt requested, upon verification of receipt, or (iv) by telecopy or facsimile transmission when confirmed by telecopier or facsimile transmission report and followed by delivery of a copy of such transmission in accordance with either (i), (ii) or (iii). All notices must be sent to Gator at 2000 Bridge Parkway, Suite 100, Redwood City, California 94065, Fax # 650-232-0401, Attn. Legal Department or to Overture at 74 North Pasadena Avenue, Third Floor, Pasadena, California 91103, Attn: Vice President Business Affairs, Fax # 626-685-5601, or to such other address that the receiving party may have provided for the purpose of notice in accordance with this Section. Any email notice expressly permitted under this Agreement shall be made to dave.goulden@gator.com and scottv@gator.com, if to Gator, and to mark.rabe@overture.com and brian.chisholm@overture.com, if to Overture.

9.2 Press Release. Neither party shall issue any press release unless such press release has been mutually agreed upon in writing by both parties. Excluding disclosures that may be required by law, neither party shall disclose any other terms of this Agreement to any medium without the prior approval of the other party. Notwithstanding the foregoing, (i) Overture

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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shall have the right to notify its advertisers and potential advertisers of the general nature of this transaction (including the quality of the traffic from Gator and Overture’s estimate of the increase in traffic) in order to encourage Overture’s Advertisers to increase their spending with Overture and to encourage potential advertisers to advertise with Overture, and (ii) both parties shall be entitled to provide additional disclosures containing any and all information contained in any previously agreed upon press release. When determining whether a disclosure is “required by law” both parties may rely on their legal counsels’ advice on such matters.

9.3 Specific Disclosures. Notwithstanding anything contained in this Agreement to the contrary, Overture shall be entitled to disclose: (1) the implementation and display provisions contained in the Agreement, (2) reasons why Overture Results may not be displayed in response to certain queries, (3) the type (and methodology) of searches conducted under the Agreement, (4) the duration of the Agreement, and (5) general terms of the Agreement for the purpose of describing the nature of the relationship hereunder (but excluding specific business terms of the Agreement such as revenue or revenue share information).

9.4 Assignment, Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. Notwithstanding the foregoing, neither Overture nor Gator may assign this Agreement or any of its rights or delegate any of its duties (except for Supplemental Search Results that may be provided by a third party provider selected by Overture) under this Agreement without the prior written consent of the other; provided, however that this Agreement may, without the consent of the other party, be assigned, and shall inure to the benefit of, any entity that succeeds to all or substantially all of the assets and liabilities of such party or in connection with the merger or acquisition of either party. For the avoidance of doubt, Overture may assign this Agreement, without Gator’s consent, to Yahoo! Inc. or one of its Affiliates in connection with the announced acquisition of Overture by Yahoo! Upon or after the close of that transaction, provided, however, that such assignment shall not act as a novation of Overture’s responsibilities hereunder.

9.5 No Third Party Beneficiaries. All rights and obligations of the parties hereunder are personal to them. This Agreement is not intended to benefit, nor shall it be deemed to give rise to, any rights in any third party.

9.6 Governing Law. This Agreement will be governed and construed, to the extent applicable, in accordance with United States law, and otherwise, in accordance with California law, without regard to conflict of law principles. Except for requests for injunctive relief, any dispute or claim arising out of or in connection with this Agreement shall be finally settled by binding arbitration in Los Angeles County, California under the Commercial Rules of the American Arbitration Association by a panel of three (3) arbitrators appointed in accordance with said rules. Judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

9.7 Independent Contractors. The parties are independent contractors. This Agreement shall not be construed to create a joint venture or partnership between the parties. Neither party shall be deemed to be an employee, agent, partner or legal representative of the other for any purpose and neither shall have any right, power or authority to create any obligation or responsibility on behalf of the other.

9.8 Force Majeure. Neither party shall be liable hereunder by reason of any failure or delay in the performance of its obligations (except for the payment of money) on account of strikes, shortages, riots, insurrection, terrorism, fires, flood, storm, explosions, earthquakes, Internet outages, acts of God, war, governmental action, or any other cause that is beyond the reasonable control of such party.

9.9 Compliance with Law. Each party shall be responsible for compliance with all applicable laws, rules and regulations, if any, related to the performance of its obligations under this Agreement.

9.10 Entire Agreement. This Agreement (including the Agreement, these Terms and Conditions and all exhibits, riders and mock ups attached thereto) constitutes the entire agreement between the parties with respect to the subject matter hereof. This Agreement supersedes, and the terms of this Agreement govern, any other prior or collateral agreements (including without limitation, any warranties), including without limitation the Letter Agreements, with respect to the subject matter hereof. Any amendments to this Agreement must be in writing and executed by an officer of the parties. Nothing in this Agreement shall impair or affect how Overture operates its business. Overture shall be entitled to make any and all changes to its business as it deems appropriate, including but not limited to terminating products, without incurring any liability to Gator.

9.11 Fax Signature Counterparts. This Agreement may be entered into by each party in separate counterparts and shall constitute one fully executed Agreement upon execution by both Gator and Overture. Any signature page delivered by fax machine shall be binding to the same extent as an original signature page.

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

6

9.12 Severability. If any provision of this Agreement is held or made invalid or unenforceable for any reason, such invalidity shall not affect the remainder of this Agreement, and the invalid or unenforceable provisions shall be replaced by a mutually acceptable provision, which being valid, legal and enforceable comes closest to the original intentions of the parties hereto and has like economic effect.

9.13 Waiver. The terms or covenants of this Agreement may be waived only by a written instrument executed by the party waiving compliance. The failure of either party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. No waiver by either party of the breach of any term or covenant contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such breach or a waiver of the breach of any other term or covenant contained in this Agreement.

9.14 Section Headings. The section headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

9.15 [***]. Overture shall have the right to make any and all changes to the current marketplace and any other marketplace(s) it may create; provided, that (a) Overture shall not [***] and (b) the number of Bidded Clicks from Gator shall not [***]. Notwithstanding anything contained in this Section 9.15 of the Terms and Conditions or elsewhere in this Agreement, nothing shall (X) limit in any way Overture’s right to create and provide custom marketplaces for Overture Network Partners (including Overture and its successors and Affiliates) and/or for specific products (e.g., Content Match) or (Y) affect Overture’s right pursuant to Section 3.2 of the Agreement to exclude Advertisers from the Overture Results.

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

7

SCHEDULE 1

OVERTURE USAGE GUIDELINES

1.	Gator may use the Licensed Materials solely for the purpose authorized herein by Overture and only in compliance with the specifications, directions, information and standards supplied by Overture and modified by Overture upon notice to Gator from time to time.

2.	Gator agrees to comply with any requirements established by Overture concerning the style, design, display and use of the Licensed Materials; to correctly use the trademark symbol ™ or registration symbol ® with every use of the trademarks, service marks and/or tradenames as part of the Licensed Materials as instructed by Overture; to use the registration symbol ® upon receiving notice from Overture of registration of any trademarks, service marks and/or tradenames that are part of the Licensed Materials.

3.	Gator may not alter the Licensed Materials in any manner, or use the Licensed Materials in any manner that may dilute, diminish, or otherwise damage Overture’s rights and goodwill in any Overture marks that are part of the Licensed Materials.

4.	Gator may not use the Licensed Materials in any manner that implies sponsorship or endorsement by Overture of services and products other than those provided by Overture.

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

1

EXHIBIT A

DEFINITIONS

As used in the Agreement and the Terms and Conditions, the following capitalized terms have the meanings set forth below:

(a) Active Categories means the Categories listed in Exhibit C and such other Proposed Categories that have been mutually agreed upon by the parties in writing after a Trial Period as provided for in the Agreement.

(b) Advertiser means any third party that has signed up to be included in the Overture Services for the specific keywords clicked upon by a User, has agreed to Overture’s advertiser terms and conditions and has agreed to pay every time a User clicks on the link to such third party’s site.

(c) Affiliate means, with respect to any entity, any entity controlling, controlled by or under common control with such entity. For purposes of this definition, “control” means ownership of in excess of 50% of the voting stock of the controlled entity, the right to elect a majority of the members of the board of directors of such entity or ownership of all or substantially all of the consolidated assets of such entity.

(d) Behavioral Query means a request, generated from a Generic Impression, for Results for a specified Keyword associated by Gator and Overture with a Proposed Category (during a Trial Period) or an Active Category.

(e) Bidded Click means a valid click on an Overture Result by a User. Bidded Clicks are counted by Overture and only include clicks in which Overture receives payment from its Advertisers.

(f) Category means an area of consumer interest in a specific product or service (e.g., canoes, tooth whitening, digital cameras, etc.).

(g) Confidential Information shall have the meaning set forth in Section 5.1 of the Terms and Conditions.

(h) Conversion Rate means, for the Users who are displayed a Results Page either as a result of a Behavioral Query or as a result of a Pop Under Query under the Search Agreement, as applicable, the percentage of Users who click on an Overture Result and complete a transaction with Overture’s Advertisers.

(i) CTR means the network-wide percentage of all Web pages displaying paid Overture search results that receive valid clicks for which Overture receives payment from its Advertisers.

(j) Effective Date shall have the meaning set forth in the preamble above.

(k) GAIN means the Gator Advertising and Information Network.

(l) Gator PPC means the average price obtained by Overture from its Advertisers per Bidded Click from all Results Pages displayed by Gator during a specified period of time.

(m) Gator Services means permission-based advertising and related services and technology whereby Gator, a Gator Affiliate and/or any authorized distributor, offers Users the proposition that they may receive free software in exchange for allowing Gator to deliver various forms of pop up and pop under advertising to Users’ computer screens based on their Internet usage.

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

(n) Generic Impression means a unit of Gator advertising inventory created as a result of a User’s Internet browsing activities and application of Gator’s proprietary algorithms.

(o) Gross Revenue means amounts collected by Overture for Bidded Clicks (after deducting any taxes Overture is required to collect, if any). The “amounts collected by Overture” take into account adjustments for such matters as bad debt, credit card charges and refunds Overture pays to Advertisers.

(p) Initial Impression means either the first or second Generic Impression created by a User in each Active Category during a User Month.

(q) Keyword means the words and/or phrases that are bid on by Advertisers and mapped to Categories pursuant to this Agreement.

(r) Launch means, with respect to a given Proposed Category, the first display of a Results Page in response to a Behavioral Query.

(s) Letter Agreements means that certain letter agreement between the parties dated April 15, 2003, as amended by that certain letter agreement between the parties dated June 11, 2003.

(t) Licensed Materials means the Overture Results provided for display in Pop Under Windows, and the Overture Marks, if any, provided to be displayed in Pop Under Windows.

(u) Mapped Keywords means the Keywords mapped to Proposed Categories or Active Categories.

(v) Overture Marks means (i) the marks listed on Exhibit G; and (ii) the format or general image or appearance of the Overture Results or the Web pages provided by Overture or produced by any of its technology or services. Overture Marks shall not include any intellectual property owned by Yahoo! Inc. or any of its Affiliates.

(w) Overture Results means search results provided by Overture in response to a Behavioral Query or Search Query under this Agreement, which results include only results provided by Overture’s Advertisers.

(x) Overture Network Partner means a Web site operator receiving Overture Services.

(y) Overture Services means Overture’s technology and functionality for matching particular keyword requests with an index of certain URLs, for providing the results of that match via the Internet and then enabling users to link to a designated page for the Advertisers (which such page has been designated by the Advertisers themselves) that comprise the results of such match.

(z) Pop Under Window means a browser window displayed full screen beneath a browser window that is displayed to, or viewed by, a User.

(aa) Proposed Category is defined in Section 2.1.

(bb) Restricted Search Result means anything that responds to a query for which the review, cataloging, collection, maintenance, display, indexing, ranking, or other activity is paid regardless of the method by which that payment is counted, whether cost per click, cost per action, cost per impression, pay for placement, paid inclusion, or otherwise, excluding Overture Results, traditional banner advertising units and non-dynamic buttons (provided that such banners, buttons and third-party advertisements do not respond to keyword searches or queries with content related to specific keyword searches or queries). In the determination of whether a response to a query is “paid” for, it does not matter whether Gator directly receives payment.

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

(cc) Results means, collectively, the Overture Results and the Supplemental Results.

(dd) Results Page means a page delivered by Gator to a User in response to a Behavioral Query or a Search Query, which contains Overture Results as provided for in this Agreement.

(ee) Search Agreement means the Search Services Agreement between the parties dated March 28, 2003.

(ff) Search Box means a graphical area on a Web page in which a user submits a query by typing in a search term or request and includes the area in which a user submits search queries or requests.

(gg) Search Query means a search initiated by a User who types in a search query into a Search Box appearing in a Results Page and conducts a search on such query.

(hh) Supplemental Results means search results provided by Overture in response to a Behavioral Query or a Search Query under this Agreement, which results are algorithmically generated by Overture or third party providers selected by Overture in its sole discretion.

(ii) Term means the period of time beginning on the Effective Date and continuing for four (4) years, unless this Agreement is earlier terminated in its entirety only as specifically provided herein.

(jj) Trial Period is defined in Section 6.1.

(kk) User means a person (as compared to bots, metaspiders, macro programs, Internet agents or any other automated means) that has installed, uses or otherwise receives the Gator Services.

(ll) User Months means, with respect to each User, the successive thirty (30) day periods commencing on the date such User becomes a User and ending either on the date such User ceases to be a User or at the end of the Term, whichever comes first.

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT B

POP UNDER MOCK-UP

Exhibit B is a sample mock-up of a pop under window.

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT C

ACTIVE CATEGORIES

The Categories are listed by Keyword. The category name is in parentheses if it is different from the Keyword.

[***]

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT D-1

FORM OF CATEGORY REPORT

Exhibit D-1 is a sample mock-up of a report page.

[***]

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT D-2

CUSTOM REPORTING

1) Custom Reporting.

a) Overture may provide, and Gator shall cooperate in good faith to assist Overture in providing, mutually agreeable written specifications (“Specifications”) for a custom reporting system whose scope and purpose shall be specifically limited to information regarding [***] that may require Gator to [***] that Gator does not [***] as well as developing custom analytics and which shall be subject to the limitations provided in Section 5 below (“Custom Reporting”). Gator shall design and create a data collection system that is capable of collecting up to [***] of data [***] that shall be dedicated for Custom Reporting. Subject to reasonable downtime, (i) Gator agrees to provide Overture twenty-four (24) hours per day online access to the Custom Reporting for, at a minimum, the most recent [***] and (ii) Gator shall regularly update the Custom Reporting no later than [***] after the later of (A) when the data event has occurred, or (B) when Overture fulfills its obligations under Section 5 below, to the extent that collecting or making the Custom Reporting available requires data and/or processing by Overture.

b) Within [***] of Gator’s receipt of any Specifications, Gator shall provide Overture with a schedule for creating such Custom Reporting (“Timeline”). The first Specifications shall contain at least the fields and scope of desired data. Notwithstanding the foregoing, Gator shall not be required to collect data on [***]). For the first Specifications supplied by Overture, which shall be received by Gator within [***] of the Effective Date, if Gator fails to provide a Timeline within [***] of receipt of the Specifications, Gator’s revenue share under Section 4.1 of the Agreement shall decrease from [***] percent ([***]%) to [***] percent ([***]%).

c) Overture acknowledges that creating Custom Reporting may require creating new software, or modifying existing software in Gator’s proprietary client software applications and that the Timeline shall reflect the extent and magnitude of the software development required. Overture further acknowledges that Gator’s average timeline for creating and testing software modifications to Gator’s proprietary client software applications is [***] and that distributing the new and/or modified software application to Users after the creation and testing of such software occurs over a period of time with [***] percent ([***]%) of Users typically being updated within [***], provided, however, that Gator can make some data available with as little as [***] percent ([***]%) of Users having the new and/or modified software. Overture further acknowledges that Gator’s average timeline for creating and testing the systems necessary for software tools necessary for querying the Custom Reporting may take as long as [***] from the time of Gator’s receipt of specifications. Notwithstanding the foregoing, Gator shall use commercially reasonable efforts to effectuate any client change to enable the Custom Reporting as quickly as commercially practicable, but no later than in accordance with the Timeline.

2) Failure to Meet Timeline. If Gator, in good faith, fails to meet any Timeline, then Gator's sole obligation, and Overture's sole remedy, shall be that the parties’ obligations set forth in Section 6.3 of the Agreement, in Sections 2.7, 2.8, 2.9, 4.2(ix), 4.3, 5, 6, 7, and 9 of the Terms and Conditions and in this Exhibit D-2 shall continue beyond the Term for a period of time equal to the period of time starting with the date on which the Custom Reporting was due pursuant to the applicable Timeline and ending with the date on which Gator fulfills its obligation to provide the Custom Reporting set forth in the applicable Specifications.

3) Engineering Commitment. Gator shall have [***] engineers available for creating and making available to Overture the systems and software for enabling the Custom Reporting.

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

4) Escalation. Overture shall direct all communications regarding the Custom Reporting to Gator’s representative Dave Goulden, (or such other Gator Representative at Gator’s sole discretion) (“Gator Representative”). Gator shall direct all communications regarding the Custom Reporting to Overture’s representative Bill Lepler (or such other Overture Representative at Overture’s sole discretion) (“Overture Representative”). If the Gator Representative and the Overture Representative reach an impasse on the Custom Reporting, the impasse shall be escalated to Scott Van DeVelde on behalf of Gator (or such other Gator Representative at Gator’s sole discretion) (“Gator Manager”) and Paul Schulz on behalf of Overture (or such other Overture Representative at Overture’s sole discretion) (“Overture Manager”). If the Gator Manager and the Overture Manager reach an impasse regarding the Custom Reporting, the impasse shall be escalated to Jeff McFadden on behalf of Gator and Ted Meisel on behalf of Overture.

5) Limitations. Notwithstanding anything to the contrary in this Agreement, Gator shall not be required to collect any data that in Gator’s reasonable good faith judgment: (i) would violate Gator’s Privacy Statement or End User License Agreement, Version 5.0, effective August 2003, or (ii) is not capable of being collected through a client-side software application. Overture acknowledges that notwithstanding anything to the contrary herein, Overture shall have full access to query the Custom Reporting, but in no manner shall Overture be given access to or be able to view, any User and/or computer level data. Gator shall not disclose any aspect of the Custom Reporting to any party other than Overture and its Affiliates. Moreover, if the parties mutually agree that collection of certain types of data poses legal risks because of the type or nature of the data, the parties may elect to not collect, or stop collecting, such data.

6) Overture Obligations. If fulfilling Gator’s obligations under this Agreement requires Overture to provide certain data in the possession of Overture to Gator and/or requires processing by Overture, then Overture shall provide such information and/or processing within a commercially reasonable time and Gator’s obligations under this Exhibit D-2 shall be contingent on Overture providing such Overture data and/or processing.

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT E

INITIAL PROPOSED CATEGORIES

The Mapped Keyword is in parentheses if it is different from the Proposed Category.

[***]

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT F

PROPOSED CATEGORIES IN A TRIAL PERIOD

Proposed Categories in a Trial Period

The Mapped Keyword is in parentheses if it is different from the Proposed Category.

Launch Dates	Keyword
[***]	[***]

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT G

OVERTURE MARKS

Word Marks

Overture®

Design Marks

Design marks is a sample mock-up of Overture design marks.

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.